                                                                     Exhibit 3.2

                                                     Community Bank System, Inc.
                                                                          Bylaws

                           COMMUNITY BANK SYSTEM, INC.

                                     BYLAWS

Last amended March 15, 2006


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                                                     Community Bank System, Inc.
                                                                          Bylaws

                           COMMUNITY BANK SYSTEM, INC.

                                     BYLAWS

                                Table of Contents

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Article 1 Definitions
1.1  Assistant Secretary                                                      1
1.2  Assistant Treasurer                                                      1
1.3  Board                                                                    1
1.4  Bylaws                                                                   1
1.5  Certificate of Incorporation                                             1
1.6  Chairman of the Board                                                    1
1.7  Corporation                                                              1
1.8  Directors                                                                1
1.9  General Corporation Law                                                  1
1.10 Office of the Corporation                                                2
1.11 President                                                                2
1.12 Secretary                                                                2
1.13 Stockholders                                                             2
1.14 Total Number of Directors                                                2
1.15 Treasurer                                                                2
1.16 Vice Chairman                                                            2
1.17 Vice President                                                           2
1.18 Whole Board                                                              2

Article 2 Stockholders
2.1  Place of Meeting                                                         2
2.2  Annual Meeting                                                           2
2.3  Business at Annual Meeting                                               3
2.4  Deferred Meeting for Election of Directors, Etc.                         4
2.5  Other Special Meetings                                                   4


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                                                     Community Bank System, Inc.
                                                                          Bylaws

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2.6. Fixing Record Date                                                       4
     2.6.1  Stockholders Entitled to Notice                                   5
     2.6.2  Other Purposes                                                    5
2.7  Notice of Meetings of Stockholders                                       5
2.8  Waivers of Notice                                                        6
2.9  List of Stockholders                                                     6
2.10 Quorum of Stockholders; Adjournment                                      7
2.11 Voting; Proxies                                                          7
2.12 Selection and Duties of Inspectors at Meetings of Stockholders           8
2.13 Organization                                                             9
2.14 Order of Business                                                        9
2.15 Postponement of Meeting                                                 10

Article 3 Directors
3.1  General Powers                                                          10
3.2  Number; Qualification; Term of Office                                   10
3.3  Nomination of Directors                                                 11
3.4  Election                                                                12
3.5  Newly Created Directorships and Vacancies                               12
3.6  Resignations                                                            12
3.7  Removal of Directors                                                    12
3.8  Compensation                                                            13
3.9  Place and Time of Meetings of the Board                                 13
3.10 Organizational Meetings                                                 13
3.11 Regular Meetings                                                        14
3.12 Special Meetings                                                        14
3.13 Adjourned Meetings                                                      14
3.14 Waiver of Notice                                                        14
3.15 Organization                                                            15
3.16 Quorum of Directors                                                     15
3.17 Action of the Board                                                     15
3.18 Term of Office                                                          16


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                                                     Community Bank System, Inc.
                                                                          Bylaws

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Article 4 Committees of the Board                                            18
4.1  Committees                                                              16
4.2  Committee Designations and Chairs                                       17

Article 5 Officers
5.1  Officers                                                                17
5.2  Removal of Officers                                                     18
5.3  Resignations                                                            18
5.4  Vacancies                                                               18
5.5  Compensation                                                            18
5.6  Chairman of the Board                                                   18
5.7  Vice Chairman                                                           19
5.8  President                                                               19
5.9  Vice Presidents                                                         20
5.10 Secretary                                                               20
5.11 Treasurer                                                               21
5.12 Assistant Secretaries and Assistant Treasurers                          21

Article 6 Contracts, Checks, Drafts, Bank Accounts, Etc.
6.1  Execution of Contracts                                                  22
6.2  Loans                                                                   22
6.3  Checks, Drafts, Etc.                                                    22
6.4  Deposits                                                                22

Article 7 Stock and Dividends
7.1  Certificates Representing Shares                                        23
7.2  Transfer of  Shares                                                     23
7.3  Transfer and Registry Agents                                            24
7.4  Lost, Destroyed, Stolen and Mutilated Certificates                      24
7.5  Regulations                                                             25
7.6  Restriction on Transfer of Stock                                        25
7.7  Dividends, Surplus, Etc.                                                25


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                                                     Community Bank System, Inc.
                                                                          Bylaws

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     7.7.1 Dividends                                                         25
     7.7.2 Surplus                                                           26
     7.7.3 Reserves                                                          26

Article 8 Indemnification
8.1  Indemnification of Officers and Directors                               26
8.2  Indemnification of Other Persons                                        27
8.3  Insurance                                                               27

Article 9 Books and Records
9.1  Books and Records                                                       28
9.2  Form of Records                                                         28
9.3  Inspection of Books and Records                                         28

Article 10 Seal                                                              29

Article 11 Fiscal Year                                                       29

Article 12 Voting of Shares Held                                             29

Article 13 Amendments                                                        30

Article 14 Construction                                                      30


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                                                     Community Bank System, Inc.
                                                                          Bylaws

                                     BYLAWS
                                       OF
                           COMMUNITY BANK SYSTEM, INC.

                                    ARTICLE 1
                                   Definitions

     As used in these Bylaws, unless the context otherwise requires, the term:

     1.1 "Assistant Secretary" means an Assistant Secretary of the Corporation.

     1.2 "Assistant Treasurer" means an Assistant Treasurer of the Corporation.

     1.3 "Board" means the Board of Directors of the Corporation.

     1.4 "Bylaws" means the initial bylaws of the Corporation, as amended from time to time.

     1.5 "Certificate of Incorporation" means the initial certificate of incorporation of the Corporation, as amended, supplemented or restated from time to time.

     1.6 "Chairman of the Board" means the Chairman of the Board of Directors.

     1.7 "Corporation" means Community Bank System, Inc.

     1.8 "Directors" means the directors of the Corporation.

     1.9 "General Corporation Law" means the General Corporation Law of the State of Delaware, as amended from time to time.


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                                                     Community Bank System, Inc.
                                                                          Bylaws

     1.10 "Office of the Corporation" means the executive office of the Corporation, anything in Section 131 of the General Corporation Law to the contrary notwithstanding.

     1.11 "President" means the President of the Corporation.

     1.12 Secretary" means the Secretary of the Corporation.

     1.13 "Stockholders" means the stockholders of the Corporation.

     1.14 "Total number of Directors" means the total number of Directors determined in accordance with Section 141(b) of the General Corporation Law and
Section 3.2 of the Bylaws.

     1.15 "Treasurer" means the Treasurer of the Corporation.

     1.16 "Vice Chairman" means the Vice Chairman of the Corporation.

     1.17 "Vice President" means a Vice President of the Corporation.

     1.18 "Whole Board" means the total number of Directors of the Corporation.

                                    ARTICLE 2
                                  Stockholders

     2.1 Place of Meeting. Every meeting of Stockholders shall be held at the Office of the Corporation or at such other place within or without the State of Delaware as shall be specified or fixed in the notice of such meeting or in the waiver or notice thereof.

     2.2 Annual Meeting. A meeting of Stockholders shall be held annually for the election of Directors and the transaction of other business at such hour and on such business day in March, April, or May as may be determined by the Board and designated in the notice of meeting.


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                                                     Community Bank System, Inc.
                                                                          Bylaws

     2.3 Business at Annual Meeting. At an annual meeting of stockholders, only such business or proposals ("Business") shall be conducted as shall have been properly brought before an annual meeting. To be properly brought before an annual meeting, the Business must be: (a) specified in the notice of annual meeting (or any supplement thereto) given by or at the direction of the Board of Directors; (b) otherwise properly brought before an annual meeting by or at the direction of the Board of Directors; or (c) otherwise properly brought before an annual meeting in accordance with this Section of the Bylaws.

     For Business to be properly brought before an annual meeting by a stockholder of the Corporation, the stockholder must give timely written notice of the Business to be brought before an annual meeting to the Secretary of the Corporation. To be timely, a stockholder's written notice must be delivered or mailed to and actually received at the Company's principal headquarters at least 45 days prior to the date of the annual meeting, provided, however, that if less than 60 days notice of the annual meeting is given, then the stockholder's written notice of the Business to be brought before the annual meeting must be so received not later than the close of business on the 15th day following the date on which such notice of the date of annual meeting was mailed. A stockholder's written notice to the Secretary of the Corporation of the Business to be brought before the annual meeting shall set forth as to each matter: (a) a brief description of the Business desired to be brought before the annual meeting; (b) name and address of the stockholder proposing the Business to be brought before the annual meeting; (c) the class and number of shares of the Corporation held by the stockholder proposing to bring business before an annual meeting; (d) any material interest of the stockholder making the written submission in the business to be brought before the annual Meeting; and (3) the same information required by clauses (b), (c), and (d) above with respect to any other stockholder that, to the knowledge of the stockholder proposing such Business, supports such proposal.


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                                                     Community Bank System, Inc.
                                                                          Bylaws

     Notwithstanding anything in the Corporation's Bylaws to the contrary, no Business shall be conducted at an annual meeting except in accordance with the provisions and procedures set forth in this Section of the Corporation's Bylaws.

     The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the annual meeting that the Business was not properly brought before the meeting, and, in accordance with the provisions of this Section of the Corporation's Bylaws, the presiding officer of the meeting shall so declare to the annual meeting, and any such Business not properly brought before the meeting shall not be transacted.

     2.4 Deferred Meeting for Election of Directors, Etc. If the annual meeting of Stockholders for the election of Directors and the transaction of other business is not held within the months specified in Section 2.2, the Board shall call a meeting of Stockholders for the election of Directors and the transaction of other business as soon thereafter as convenient.

     2.5 Other Special Meetings. A special meeting of Stockholders unless otherwise prescribed by statute, may be called at any time by the Board or by the Chairman of the Board or by the Executive Committee of the Board. At any special meeting of Stockholders, only such business may be transacted as is related to the purpose or purposes of such meeting set forth in the notice thereof given pursuant to Section 2.6 of the Bylaws or in any waiver of notice thereof given pursuant to Section 2.7 of the Bylaws.

     2.6 Fixing Record Date. For the purpose of determining the Stockholders entitled to notice of or to vote at any meeting of Stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or for the purpose of determining Stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to


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                                                     Community Bank System, Inc.
                                                                          Bylaws

exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board may fix, in advance, a date as the record date for any such determination of Stockholders. Such date shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no such record date is fixed:

          2.6.1 The record date for determining Stockholders entitled to notice of or to vote at a meeting of Stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held;

          2.6.2 The record date for determining Stockholders for any purpose other than those specified in Section 2.6.1 shall be at the close of business on the day on which the Board adopts the resolution relating thereto. When a determination of Stockholders entitled to notice of or to vote at any meeting of Stockholders has been made as provided in this
     Section 2.6, such determination shall apply to any adjournment thereof, unless the Board fixes a new record date for the adjourned meeting.

     2.7 Notice of Meetings of Stockholders. Except as otherwise provided in Sections 2.6 and 2.8 of the Bylaws, whenever under the General Corporation Law or the Certificate of Incorporation or the Bylaws, Stockholders are required or permitted to take any action at a meeting, written notice shall be given stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called. A copy of the notice of any meeting shall be given, personally or by mail, not less than ten nor more than sixty days before the date of the meeting, to each Stockholder entitled to notice of or to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, with postage prepaid, directed to the Stockholder at his address as it appears on the records of the Corporation. An


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                                                     Community Bank System, Inc.
                                                                          Bylaws

affidavit of the Secretary or and Assistant Secretary or of the transfer agent of the Corporation that the notice required by this section has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

     When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, and at the adjourned meeting any business may be transacted that might have been transacted at the meeting as originally called. If, however, the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each Stockholder of record entitled to vote at the meeting.

     2.8 Waivers of Notice. Whenever notice is required to be given to any Stockholder under any provisions of the General Corporation Law or the Certificate of Incorporation or the Bylaws, a written waiver thereof, signed by the Stockholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a Stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the Stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Stockholders need be specified in any written waiver of notice.

     2.9 List of Stockholders. The Secretary shall prepare and make, or cause to be prepared and made, at least ten days before every meeting of Stockholders, a complete list of the Stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each Stockholder and the number of shares registered in the name of each Stockholder.


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                                                     Community Bank System, Inc.
                                                                          Bylaws

     Such list shall be open to the examination of any Stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any Stockholder who is present.

     2.10 Quorum of Stockholders; Adjournment. The holders of one-third or more of the shares of stock entitled to vote at any meeting of Stockholders, present in person or represented by proxy, shall constitute a quorum for the transaction of any business at such meeting. When a quorum is once present to organize a meeting of the Stockholders, it is not broken by the subsequent withdrawal of any Stockholders. The holders of a majority of the shares of stock present in person or represented by proxy at any meeting of Stockholders, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place.

     2.11 Voting; Proxies. Unless otherwise provided in the Certificate of Incorporation, every Stockholder of record shall be entitled at every meeting of Stockholders to one vote for each share of capital stock standing in his name on the record of Stockholders determined in accordance with Section 2.5 of the Bylaws. If the Certificate of Incorporation provides for more or less than one vote for any share, on any matter, every reference in the Bylaws or the General Corporation Law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.

     The provisions of Sections 212 and 217 of the General Corporation Law shall apply in determining whether any shares of capital stock may be voted and the person, if any, entitled to vote such shares; but the Corporation shall be protected in treating the persons in whose names


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                                                     Community Bank System, Inc.
                                                                          Bylaws

shares of capital stock stand on the record of Stockholders as owners thereof for all purposes. At any meeting of Stockholders (at which a quorum was present to organize the meeting), all matters, except as otherwise provided by law or by Certificate of Incorporation or by the Bylaws, shall be decided by a majority of the votes cast at such meeting by the holders of shares present in person or represented by proxy and entitled to vote thereon, whether or not a quorum is present when the vote is taken. All elections of Directors shall be written ballot unless otherwise provided in the Certificate of Incorporation. In voting on any other question on which a vote by ballot is required by law or is demanded by any Stockholder entitled to vote, the voting shall be by ballot. Each ballot shall be signed by the Stockholders voting or by his proxy, and shall state the number of shares voted. On all other questions, the voting may be viva voce. Every Stockholder entitled to vote at a meeting of Stockholders may authorize another person or persons to act for him by proxy. The validity and enforceability of any proxy shall be determined in accordance with Section 212 of the General Corporation Law.

     2.12 Selection and Duties of Inspectors at Meetings of Stockholders. The Board, in advance of any meeting of Stockholders, may appoint one or more inspectors to act at the meeting or any adjournment thereof. If inspectors are not so appointed, the person presiding at such meeting may, and on the request of any Stockholder entitled to vote thereat shall, appoint one or more inspectors. In case any person appointed fails to appear or act, the vacancy may be filled by appointment made by the Board in advance of the meeting or at the meeting by the person presiding thereat. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspector of inspectors shall determine the number of shares outstanding and the voting power of each, the shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the


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                                                     Community Bank System, Inc.
                                                                          Bylaws

right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all Stockholders. On request of the person presiding at the meeting or any Stockholder entitled to vote thereat, the inspector or inspectors shall make a report in writing of any challenge, question or matter determined by him or them and execute a certificate of any fact found by him or them. Any report or certificate made by the inspector or inspectors shall be prima facie evidence of the facts stated and of the vote as certified by him or them.

     2.13 Organization. At every meeting of Stockholders, the Chairman, or in the absence of the Chairman, the Vice Chairman, or in the absence of the Vice Chairman, the President, or in the absence of the President, a Vice President, and in case more than one Vice President shall be present, that Vice President designated by the Board (or in the absence of any such designation, the most senior Vice President, based on age, present), shall act as chairman of the meeting. The Secretary, or in his absence one of the Assistant Secretaries, shall act as secretary of the meeting.

     In case none of the officers above designated to act as chairman or secretary of the meeting, respectively, shall be present, a chairman or a secretary of the meeting, as the case may be, shall be chosen by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.

     2.14 Order of Business. The order of business at all meetings of Stockholders shall be as determined by the chairman of the meeting, but the order of business to be followed at any meeting at which a quorum is present may be changed by a majority of the votes cast at such meeting by the holders of shares of capital stock present in person or represented by proxy and entitled to vote at the meeting.


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                                                     Community Bank System, Inc.
                                                                          Bylaws

     2.15 Postponement of Meeting. Any annual meeting of stockholders or any special meeting of stockholders called by the Chairman of the Board, the Board of Directors, or the Executive Committee of the Board, may be postponed at any time or from time to time after written notice of the meeting has been delivered to stockholders by action of the Board of Directors or a duly authorized committee thereof. Any such postponement or postponements shall be disclosed in any public filing with the Securities and Exchange Commission or by means of a press release to Dow Jones & Company or any similar service promptly following such postponement, and promptly thereafter written notice of such postponement stating the place, day, and hour to which the meeting was postponed shall be delivered to each stockholder of record entitled to vote at such meeting.

                                    ARTICLE 3
                                    Directors

     3.1 General Powers. Except as otherwise provided in the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board. The Board may adopt such rules and regulations, not inconsistent with the Certificate of Incorporation or the Bylaws or applicable laws, as it may deem proper for the conduct of its meetings and the management of the Corporation. In addition to the powers expressly conferred by the Bylaws, the Board may exercise all powers and perform all acts which are not required, by the Bylaws or the Certificate of Incorporation or by law, to be exercised and performed by the Stockholders.

     3.2 Number; Qualification; Term of Office. The Board shall consist of one or more members. The total number and classes of Directors shall be fixed initially by the incorporator and may thereafter be changed from time to time by action of the Stockholders or by action of the Board. Each Director shall hold office until his successor is elected and qualified or until his earlier death, retirement, resignation or removal.


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                                                     Community Bank System, Inc.
                                                                          Bylaws

     3.3 Nomination of Directors. Only persons who are nominated in accordance with the procedures set forth in this Section shall be eligible for election as directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors, or by any stockholder of the Corporation entitled to vote for the election of directors at the meeting who complies with the notice procedures set forth in this Section. Such nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the Corporation not less than 60 days or more than 90 days prior to the meeting; provided, however, that in the event that less than 60 days' notice of the date of the meeting is given stockholders, notice by the stockholder to be timely must be so received by the Corporation not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person, and (iv) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Securities and Exchange Act of 1934, as amended (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); and (b) as to the stockholder giving notice, (i) the name and address, as they appear on the Corporation's books, of such stockholder and (ii) the class and number of shares of the Corporation which are beneficially owned by such stockholder. At the request of the Board of Directors, any person nominated by the Board of Directors for election as a director


                                                                              11

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                                                     Community Bank System, Inc.
                                                                          Bylaws

shall furnish to the Secretary of the Corporation that information required to be set forth in a Stockholder's notice of nomination which pertains to the nominee. No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded.

     3.4 Election. Directors shall, except as otherwise required by law or by the Certificate of Incorporation, be elected by a plurality of the votes cast at a meeting of Stockholders by the holders of shares entitled to vote in the election.

     3.5 Newly Created Directorships and Vacancies. Unless otherwise provided in the Certificate of Incorporation, newly created directorships resulting form an increase in the number of Directors and vacancies occurring in the Board for any other reason, including the removal of Directors without cause, may be filled by vote of a majority of the Directors then in office, although less than a quorum, or by a sole remaining Director, or may be elected by a plurality of the votes cast by the holders of shares of capital stock entitled to vote in the election at a special meeting of Stockholders called for that purpose. A Director elected to fill a vacancy shall be elected to hold office until his successor is elected and qualified, or until his earlier death, resignation or removal.

     3.6 Resignations. Any Director may resign at any time by written notice to the Corporation. Such resignation shall take effect at the time therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective.

     3.7 Removal of Directors. Subject to the provisions of Section 141(K) of the General Corporation Law, any or all of the Directors may


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                                                     Community Bank System, Inc.
                                                                          Bylaws

be removed with or without cause, by the holders of a majority of the shares then entitled to vote at an election of Directors.

     3.8 Compensation. Each Director, in consideration of his service as such, shall be entitled to receive from the Corporation such amount per annum or such fees for attendance at Director's meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in connection with the performance of his duties. Each Director who shall serve as a member of any committee of Directors in consideration of his serving as such shall be entitled to such additional amount per annum or such fees for attendance at committee meetings, or both, as the Board may from time to time determine, together with reimbursement for the reasonable expenses incurred by him in the performance of his duties. Nothing contained in this section shall preclude any Director from serving the Corporation or its subsidiaries in any other capacity and receiving proper compensation therefor.

     3.9 Place and Time of Meetings of the Board. Meetings of the Board, regular or special, may be held at any place within or without the State of Delaware. The times and places for holding meetings of the Board may be fixed from time to time by resolution of the Board or (unless contrary to resolution of the Board) in the notice of the meeting.

     3.10 Organizational Meetings. On the day when and at the place where the annual meeting of Stockholders for the election of Directors is held, and as soon as practicable thereafter, the Board may hold its organizational meeting, without notice of such meeting, for the purposes of organization, the election of officers and the transaction of other business. The organizational meeting of the Board may be held at any other time and place specified in a notice given as provided in Section 3.11 of the Bylaws for special meetings of the Board or in a waiver of notice thereof.


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                                                     Community Bank System, Inc.
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     3.11 Regular Meeting. Regular meetings of the Board may be held at such times and places as may be fixed from time to time by the Board. Unless otherwise required by the Board, regular meetings of the Board may be held without notice.

     If any day fixed for a regular meeting of the Board shall be a Saturday or Sunday or legal holiday at the place where such meeting is to be held, then such meeting shall be held at the same hour at the same place on the first business day thereafter which is not a Saturday, Sunday or legal holiday.

     3.12 Special Meeting. Special meetings of the Board shall be held whenever called by the Chairman of the Board or the President or the Secretary or by any three or more Directors. Notice of each special meeting of the Board shall be provided to each Director at least three (3) business days before the date on which the meeting is to be held. Such notice shall state the place, date, time and purpose of the meeting and shall be given to each Director at such address or contact information maintained by the Secretary for such purposes by telephone, mail, telegram, facsimile, or electronic mail, or be delivered to him personally, at least three (3) business days before the date such meeting is to be held. Notice of a meeting need not be given to any Director who submits a signed waiver of notice whether before or after the meeting.

     3.13 Adjourned Meetings. A majority of the Directors present at any meeting of the Board, including an adjourned meeting, whether or not a quorum is present, may adjourn such meeting to another time and place. Notice of any adjourned meeting of the Board need not be given to any Director whether or not present at the time of the adjournment. Any business may be transacted at any adjourned meeting that might have been transacted at the meeting as originally called.

     3.14 Waiver of Notice. Whenever notice is required to be given to a Director or member of a committee of Directors under an provision of the General Corporation Law or of the Certificate of Incorporation


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or Bylaws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Directors, or members of a committee of Directors, need be specified in any written waiver of notice.

     3.15 Organization. At each meeting of the Board, the Chairman of the Board, or in the absence of the Chairman of the Board, the Vice Chairman, or in the absence of the Chairman of the Board and Vice Chairman, the President of the Corporation, or in the absence of all of the foregoing, a chairman chosen by a majority of the Directors present, shall preside. The Secretary shall act as secretary at each meeting of the Board. In case the Secretary shall be absent from any meeting of the Board, an Assistant Secretary shall perform the duties of the secretary at such meeting; and in the absence from any such meeting of the Secretary and all Assistant Secretaries, the person presiding at the meeting may appoint any person to act as secretary of the meeting.

     3.16 Quorum of Directors. A majority of the total number of Directors shall constitute a quorum for the transaction of business or of any specified item of business at any meeting of the Board.

     3.17 Action of the Board. All corporate action taken by the Board or any committee thereof shall be taken at a meeting of the Board, or of such committee, as the case may be, except that any action required or permitted to be taken at any meeting of the Board, or of any committee thereof, may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee. Members of the Board, or any


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committee designated by the Board, may participate in a meeting of the Board, or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all person participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 3.16 shall constitute presence in person at such meeting. Except as otherwise provided by the Certificate of Incorporation or by law, the vote of a majority of the Directors present (including those who participate by means of conference telephone or similar communications equipment) at the time of the vote, if a quorum is present at such time, shall be the act of the Board.

     3.18 Term of Office. The term of a Director shall terminate at December 31 of the year in which a Director attains age 70.

                                    ARTICLE 4
                             Committees of the Board

     4.1 Committees. The Board may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the Directors of the Corporation. The Board may designate one or more Directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Certificate of Incorporation, adopting an agreement or merger or consolidation, recommending to the Stockholders the sale,


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lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the Stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation; and, unless the resolution designating it expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

     4.2 Committee Designations and Chairs. Each year in connection with the organizational meeting referenced in Section 3.10 of the Bylaws, the Nominating and Corporate Governance Committee (or other appropriate independent committee designated by the Board) shall consider appropriate Director assignments consistent with the qualifications of Directors and applicable legal requirements and submit its recommendation for committee assignments and chair positions for the Board and all committees to the full Board for consideration and approval.

                                    ARTICLE 5
                                    Officers

     5.1 Officers. The Board shall elect a Chairman of the Board, a President, a Secretary and a Treasurer, and may elect or appoint a Vice Chairman, one or more Vice Presidents and such other officers as it may determine. The Board may designate one or more Vice Presidents as Executive Vice Presidents, and may use descriptive words or phrases to designate the standing, seniority or area of special competence of the Vice Presidents elected or appointed by it. Each officer shall hold his office until his successor is elected and qualified or until his earlier death, resignation or removal in the manner provided in
Section 5.2 of the Bylaws. Any two or more offices may be held by the same person. The Board may require any officer to give a bond or other security for the faithful performance of his duties, in such amount and with such sureties as the Board may determine. All officers as between themselves and the Corporation shall have such authority and perform such duties in the management of the Corporation


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as may be provided in the Bylaws or as the Board may from time to time determine.

     5.2 Removal of Officers. Any officer elected or appointed by the Board may be removed by the Board with or without cause. The removal of an officer without cause shall be without prejudice to his contract rights, if any. The election or appointment of an officer shall not of itself create contract rights.

     5.3 Resignations. Any officer may resign at any time by so notifying the Board, the Chairman of the Board, the President or the Secretary in writing. Such resignation shall take effect at the date of receipt of such notice or at such later time as is therein specified, and, unless otherwise specified, the acceptance of such resignation shall not be necessary to make it effective. The resignation of an officer shall be without prejudice to the contract rights of the Corporation, if any.

     5.4 Vacancies. A vacancy in any office because of death, resignation, removal, disqualification or any other cause shall be filled for the unexpired portion of the term in the manner prescribed in the Bylaws for the regular election or appointment to such office.

     5.5 Compensation. Salaries or other compensation of the officers may be fixed from time to time by the Board. No officer shall be prevented from receiving a salary or other compensation by reason of the fact that he is also a Director.

     5.6 Chairman of the Board. The Chairman of the Board shall be a member of the Board and shall preside at meetings of the Board. He shall keep in close touch with the administration of the affairs of the Corporation. He may, with the President, any Vice President, the Secretary or the Treasurer or an Assistant Secretary or and Assistant Treasurer, sign certificates for shares of capital stock of the Corporation. He may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in


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cases where the signing and execution thereof shall be expressly delegated by the Board or by the Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed, and, in general, he shall perform all duties incident to the office of the Chairman of the Board.

     5.7 Vice Chairman. The Vice Chairman shall be a member of the Board and, in the absence of the Chairman of the Board, shall preside at meetings of the Board. The Vice Chairman shall perform all of the duties of the Chairman of the Board and so acting shall have all the powers of and be subject to all restrictions upon the Chairman of the Board. The Vice Chairman shall not be deemed to be an executive officer of the Corporation.

     5.8 President. The President shall be the chief executive officer of the Corporation and shall have general supervision over the business of the Corporation, subject, however, to the control of the Board and of any duly authorized committee of Directors. The President shall preside at any meeting of the Stockholders and, in the absence of the Chairman of the Board and the Vice Chairman, at any meeting of the Board. He may, with the Chairman of the Board, any Vice President, the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer, sign certificates for shares of capital stock of the Corporation. He may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts and other instruments, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by the Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed; and, in general, he shall perform all duties incident to the office of President and such other duties as from time to time may be assigned to him by the Board. He shall see that the acts of the executive officers conform to the policies of the Corporation as determined by the Board and shall perform such other duties as may from time to time be assigned to him by the Board.


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     5.9 Vice Presidents. At the request of the President, or in his absence, at the request of the Chairman of the Board or the Board, the Vice President (in such order as may be designated by the Board or, in the absence of any such designation, in order of seniority based on age) shall perform all of the duties of the President and so acting shall have all the powers of and be subject to all restrictions upon the President. Any Vice President may also, with the Chairman of the Board, the President, the Secretary or the Treasurer or an Assistant Secretary or an Assistant Treasurer, sign certificates for shares of capital stock of the Corporation; may sign and execute in the name of the Corporation deeds, mortgages, bonds, contracts or other instruments authorized by the Board, except in cases where the signing and execution thereof shall be expressly delegated by the Board or by the Bylaws to some other officer or agent of the Corporation, or shall be required by law otherwise to be signed or executed; and shall perform such other duties as from time to time may be assigned to him by the Board or by the President.

     5.10 Secretary. The Secretary, if present, shall act as secretary of all meetings of the Stockholders and of the Board, and shall keep the minutes thereof in the proper book or books to be provided for that purpose; he shall see that all notices required to be given by the Corporation are duly given and served; he may, with the Chairman of the Board, the President or a Vice President, sign certificates for shares of capital stock of the Corporation; he shall be custodian of the seal of the Corporation and may seal with the seal of the Corporation, or a facsimile thereof, all certificates for shares of capital stock of the Corporation and all documents the execution of which on behalf of the Corporation under its corporate seal is authorized in accordance with the provisions of the Bylaws; he shall have charge of the stock ledger and also of the other books, records and papers of the Corporation relating to it organization and management as a Corporation, and shall see that the reports, statements and other documents required by law are properly kept and filed; and shall, in general, perform all the duties incident to the


                                                                              20

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                                                     Community Bank System, Inc.
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office of Secretary and such other duties as from time to time may be assigned to him by the Board or by the President.

     5.11 Treasurer. The Treasurer shall have charge and custody of, and be responsible for, all funds, securities and notes of the Corporation; receive and give receipts for moneys due and payable to the Corporation from any sources whatsoever; deposit all such moneys in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with these Bylaws; against proper vouchers, cause such funds to be disbursed by checks or drafts on the authorized depositories of the Corporation signed in such manner as shall be determined in accordance with an provisions of the Bylaws, and be responsible for the accuracy of the amounts of all moneys so disbursed; regularly enter or cause to be entered in books to be kept by him or under his direction full and adequate account of all moneys received or paid by him for the account of the Corporation; have the right to require. from time to time, reports or statements giving such information as he may desire with respect to any and all financial transactions of the Corporation from the officers or agents transacting the same; render to the President or the Board, whenever the President or the Board, respectively, shall require him so to do, an account of the financial condition of the Corporation and of all his transactions as Treasurer; exhibit at all reasonable times his books of account and other records to any of the Directors upon application at the office of the Corporation where such books and records are kept; and, in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board or by the President, and he may sign with the Chairman of the Board, the President or a Vice President certificates for shares of capital stock of the Corporation.

     5.12 Assistant Secretaries and Assistant Treasurers. Assistant Secretaries and Assistant Treasurers shall perform such duties as shall be assigned to them by the Secretary or by the Treasurer, respectively, or by the Board or by the President. Assistant Secretaries and Assistant Treasurers may, with the Chairman of the


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Board, the President or a Vice President, sign certificates for shares of capital stock of the Corporation.

                                    ARTICLE 6
                 Contracts, Checks, Drafts, Bank Accounts, Etc.

     6.1 Execution of Contracts. The Board may authorize any officer, employee or agent, in the name and on behalf of the Corporation, to enter into any contract or execute and satisfy any instrument, and any such authority may be general or confined to specific instances or otherwise limited.

     6.2 Loans. The President or any other officer, employee or agent authorized by the Bylaws or by the Board may effect loans and advances at any time for the Corporation from any bank, trust company or other institutions or from any firm, corporation or individual and for such loans and advances may make, execute and deliver promissory notes, bonds or other certificates or evidences of indebtedness of the Corporation, and, when authorized by the Board so to do, may pledge and hypothecate or transfer any securities or other property of the Corporation as security for any such loans or advances. Such Authority conferred by the Board may be general or confined to specific instances or otherwise limited.

     6.3 Checks, Drafts, Etc. All checks, drafts and other orders for the payment of money out of the funds of the Corporation and all notes or other evidences of indebtedness of the Corporation shall be signed on behalf of the Corporation in such manner as shall from time to time be determined by resolution of the Board.

     6.4 Deposits. The funds of the Corporation not otherwise employed shall be deposited from time to time to the order of the Corporation in such banks, trust companies or other depositories as the Board may select or as may be selected by an officer, employee or agent of the Corporation to whom such power pay from time to time be delegated by the Board.


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                                    ARTICLE 7
                               Stock and Dividends

     7.1 Certificates Representing Shares. The shares of capital stock of the Corporation shall be represented by certificate in such form (consistent with the provisions of Section 158 of the General Corporation Law) as shall be approved by the Board.

     Such certificates shall be signed by the Chairman of the Board or the President or a Vice President and by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the officers upon a certificate may be facsimiles, if the certificate is countersigned by a transfer agent or register other than the Corporation itself or its employee. In case any officer, transfer agent or register who has signed or whose facsimile signature has been placed upon any certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, such certificate may, unless otherwise ordered by the Board, be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

     7.2 Transfer of Shares. Transfers of shares of capital stock of the Corporation shall be made only on the books of the Corporation by the holder thereof or by his duly authorized attorney appointed by a power of attorney duly executed and filed with the Secretary or transfer agent of the Corporation, and on surrender of the certificate or certificates representing such shares of capital stock properly endorsed for transfer and upon payment of all necessary transfer taxes. Every certificate exchanged, returned or surrendered to the Corporation shall be marked "Canceled," with the date of cancellation, by the Secretary or an Assistant Secretary or the transfer agent of the Corporation. A person in whose name shares of capital stock shall stand on the books of the Corporation shall be deemed the owner thereof to receive dividends, to vote as such owner and for all other purposes as respects the Corporation.


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                                                     Community Bank System, Inc.
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     No transfer of shares of capital stock shall be valid as against the
Corporation, its Stockholders and creditors for any purpose, except to render the transferee liable for the debts of the Corporation to the extent provided by law, until such transfer shall have been entered on the books of the Corporation by an entry showing from and to whom transferred.

     7.3 Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer officers or agents and registry officer or agents at such place or places as may be determined from time to time by the Board.

     7.4 Lost, Destroyed, Stolen and Mutilated Certificates. The holder of any shares of capital stock of the Corporation shall immediately notify the Corporation of any loss, destruction, theft or mutilation of the certificate representing such shares, and the Corporation may issue a new certificate to replace the certificate alleged to have been lost, destroyed, stolen or mutilated. The Board may, in its discretion, as a condition to the issue of any such new certificate, require the owner of the lost, destroyed, stolen or mutilated certificate, or his legal representatives, to make proof satisfactory to the Board of such loss, destruction, theft or mutilation and to advertise such fact in such manner as the Board may require, and to give the Corporation and its transfer agents and registrars, or such of them as the Board may require, a bond is such form, in such sums and with such surety or sureties as the Board may direct, to indemnify the Corporation and its transfer agents and registrar against any claim that may be made against any of them on account of the continued existence of any such certificate so alleged to have been lost, destroyed, stolen or mutilated and against any expense in connection with such claim.


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                                                     Community Bank System, Inc.
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     7.5 Regulations. The Board may make such rules and regulations as it may deem expedient, not inconsistent with the Bylaws or with the Certificate of Incorporation, concerning the issue, transfer and registration of certificates representing shares of its capital stock.

     7.6 Restriction on Transfer of Stock. A written restriction on the transfer or registration of transfer of capital stock of the Corporation, if permitted by
Section 202 of the General Corporation Law and noted conspicuously on the certificate representing such capital stock, may be enforced against the holder of the restricted capital stock or any successor or transferee of the holder including an executor, administrator, trustee, guardian or other fiduciary entrusted with like responsibility for the person or estate of the holder. Unless noted conspicuously on the certificate representing such capital stock, a restriction, even though permitted by Section 202 of the General Corporation Law, shall be ineffective except against a person with actual knowledge of the restriction. A restriction on the transfer or registration or transfer of capital stock of the Corporation may be imposed either by the Certificate of Incorporation or by an agreement among any number of Stockholders or among such Stockholders and the Corporation. No restriction so imposed shall be binding with respect to capital stock issued prior to the adoption of the restriction unless the holders of such capital stock are parties to an agreement or voted in favor of the restriction.

     7.7 Dividends, Surplus, Etc. Subject to the provisions of the Certificate of incorporation and of law, the Board:

          7.7.1 May declare and pay dividends or make other distributions on the outstanding shares of capital stock in such amounts and at such time or times as, in its discretion, the condition of the affairs of the Corporation shall render advisable;


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                                                     Community Bank System, Inc.
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          7.7.2 May use and apply, in its discretion, any of the surplus of the
     Corporation in purchasing or acquiring any shares of capital stock of the Corporation, or warrants therefor, or any of its bonds, debentures, notes, scrip or other securities or evidences of indebtedness in accordance with law;

          7.7.3 May set aside from time to time out of such surplus of net profits such sum or sums as, in its discretion, it may think proper, as a reserve fund to meet contingencies, or for equalizing dividends or for the purpose of maintaining or increasing the property or business of the Corporation, or for any purpose it may think conducive to the best interests of the Corporation.

                                    ARTICLE 8
                                 Indemnification

     8.1 Indemnification of Officers and Directors. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he is or was Director or an officer of the Corporation, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the fullest extent and in the manner set forth in and permitted by the General Corporation Law, and any other applicable law, as from time to time in effect. Such right of indemnification shall not be deemed exclusive of any other rights to which such Director or officer may be entitled apart from the foregoing provisions. The foregoing provisions of this Section 8.1 shall be deemed to be a contract between the Corporation and each Director and officer who serves in such capacity at any time while this Article 8 and the relevant provisions of the General Corporation Law and other applicable law, if any, are in effect, and any repeal or modification thereof shall not affect any rights or obligations then existing with


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                                                     Community Bank System, Inc.
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respect to any state of facts then or theretofore existing or any action, suit or proceeding theretofore or thereafter brought or threatened based in whole or in part upon any such state of facts.

     8.2 Indemnification of Other Person. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was an employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorney's fees), judgment, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding to the extent and in the manner set forth in and permitted by the General Corporation Law, and any other applicable law, as from time to time in effect. Such right of indemnification shall not be deemed exclusive of any other rights to which any such person may be entitled apart from the foregoing provisions.

     8.3 Insurance. The Corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a Director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of Sections 8.1 and 8.2 of the Bylaws or under Section 145 of the General Corporation Law or any other provision of law.


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                                                     Community Bank System, Inc.
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                                    ARTICLE 9
                                Books and Records

     9.1 Books and Records. The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of the Stockholders, the Board and any committee of the Board. The Corporation shall keep at the office designated in the Certificate of Incorporation or at the office of the transfer agent or registrar of the Corporation, a record containing the names and addresses of all Stockholders, the number and class of shares held by each and the dates when they respectively became the owners of record thereof.

     9.2 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible written form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

     9.3 Inspection of Books and Records. Except as otherwise provided by law, the Board shall determine from time to time whether, and, if allowed, when and under what conditions and regulations, the accounts, books, minutes and other records of the Corporation, or any of them, shall be open to the inspection of the Stockholders.


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                                   ARTICLE 10
                                      Seal

     The Board may adopt a corporate seal which shall be in the form of a circle and shall bear the full name of the Corporation, the year of its incorporation and the word "Delaware."

                                   ARTICLE 11
                                   Fiscal Year

     The fiscal year of the Corporation shall be determined, and may be changed, by resolution of the Board.

                                   ARTICLE 12
                              Voting of Shares Held

     Unless otherwise provided by resolution of the Board, the President may, from time to time, appoint one or more attorneys or agents of the Corporation, in the name and on behalf of the Corporation, to cast the votes which the Corporation may be entitled to cast as a Stockholder or otherwise in any other corporation, any of whose shares or securities may be held by the Corporation, at meetings of the holders of stock or other securities of such other corporation, or to consent in writing to any action by any such other corporation, or to consent in writing to any action by any such other corporation, and may instruct the person or persons so appointed as to the manner of casting such votes or giving such consent, and may execute or cause to be executed on behalf of the Corporation and under its corporate seal, or otherwise, such written proxies, consents, waivers or other instruments as he may deem necessary or proper in the premises; or the President may attend any meeting of the holders of the stock or other securities of any such other corporation and thereat vote or exercise any or all other powers of the Corporation as the holder of such stock or other securities of such other corporation.


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                                                     Community Bank System, Inc.
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                                   ARTICLE 13
                                   Amendments

          Except as otherwise specifically provided by statute, the Bylaws may be added to, amended, altered, or repealed at any meeting of the Board by vote of a majority of the entire Board, provided that written notice of any such proposed action shall be given to each Director prior to such meeting.

                                   ARTICLE 14
                                  Construction

     The masculine gender, where appearing in these Bylaws, shall be deemed to include the feminine gender.


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